Exhibit 10.6

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Change Order Form # 32

Change order under Agreement dated: Fifth Amendment to Development and Clinical Supplies Agreement dated December 14, 2012

Between: Radius Health, Inc and 3M

Project Name: For the development of Radius’ Abaloparatide compound delivered via 3M’s Microstructured Transdermal Delivery System

Change requested by: Radius
Name: Michele Gehrt
Company: 3M
Date: 22July2016

Description of change:
Radius has requested that 3M complete pH testing in support of the Phase I clinical supplies of the sMTS abaloparatide (ABL) product. A method will be developed to test the Ready to Coat (RTC). The activities and deliverables in this Workplan are intended to support the further development of an optimized, sMTS abaloparatide product that demonstrates comparability (including pharmacokinetic bioequivalence or bioavailability) to the abaloparatide-SC injection product. The total estimated costs are $[*].
Scope:
3M will conduct the tasks necessary to complete the development of a pH method for the RTC.

Assumptions:

•	RTC pH method development

◦	A probe will need to be purchased to test smaller volumes of formulation
Deliverables:

•	pH method for RTC

•	Presentations at JTT meetings outlining work as progressed.
Timing:
The required effort in hours, duration of the study in months, and estimated costs for the work plan are summarized in the table below.

Task	Estimated Effort (hours)	Estimated Duration (month)	Estimated Direct Costs ($)
RTC pH Method Development	55	2	$[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 240-24b-2

Change Order Form # 32

Total Estimated Costs: $[*]

In all other respects, the terms and conditions of the Agreement remain in full force and effect.

Requested task, dates and costs are approved by:

Company: Radius Health, Inc	Company: 3M

Name: Ehab Hamed	Name: Michele Gehrt

Signature: /s/ Ehab Hamed	Signature: /s/ Michele Gehrt

Position: Director	Position: Commercialization Mgr

Date (dd/mm/yy): 22 Jul 2016	Date (dd/mm/yy): 22/07/2016

2
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.